Application for Credit Facilities

           Made at Krung Thai Bank Public Company Limited Head Office

                                13 September 2001

We, King Power Duty Free Co., Ltd., Thai nationality, with offices at 26th & 27th Floors, Siam Tower, No. 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, tax payer ID card No. 3011695180, operating the business of duty free retail, a customer of Krung Thai Bank Public Company Limited, Head Office, having the current account No. 000-6-11662-0, would like to request credit facilities from Krung Thai Bank Public Company Limited, Head Office, as follows :

1. Letter of Credit and Trust Receipt for Baht 150,000,000.00 (One Hundred and Fifty Million Baht);

2.       for the purpose of ordering merchandise from abroad.

3. In requesting these credit facilities, we consent to pledge, as collateral, the right of withdrawal from the fixed deposit account No. 000-2-24530-2, for Baht 45,000,000 (30% of the credit facilities)
         gradually, and have King Power International Co., Ltd., Mr. Vichai Raksriaksorn, and Mr. Viratana Suntaranond be the Guarantors for the full amount.

         At present, we are the debtor and have obligations with Krung Thai Bank Public Company Limited and other Banks, as follows :

         ------------------ -------------------- -------------- ----------------
                Bank         Type of Facilities      Amount        Collateral
         ------------------ -------------------- -------------- ----------------

         ------------------ -------------------- -------------- ----------------

         ------------------ -------------------- -------------- ----------------

         ------------------ -------------------- -------------- ----------------

We certify that the above is true in all respects. If the Bank approves the credit facilities to us, we consent to comply with the regulations and requirements of the Bank in all respects.


(Company Seal Affixed)                  - Signed -                     Applicant
                              (King Power Duty Free Co., Ltd.)

                               Guarantee Contract

           Made at Krung Thai Bank Public Company Limited Head Office

                                13 September 2001

I, Mr. Vichai Raksriaksorn, aged 43 years, residing at No. 20, Sukhumvit 64 Road, Bang Chak Sub-district, Phra Khanong District, Bangkok Metropolis, hereinafter called the "Guarantor," agree to make this contract with Krung Thai Bank Public Company Limited, hereinafter called the "Bank" as evidence that :

1. Whereas the Bank has granted credit facilities to King Power Duty Free Co., Ltd. in the form of Letter of Credit and Trust Receipt for Baht 150,000,000.00 (One Hundred and Fifty Million Baht). The Guarantor consents to guarantee performance of obligations incurred according to the application for opening of Letter of Credit and Trust Receipt, together with interest at a rate of 14.50% p.a., to the Bank until the Bank has received performance of obligations in full. In case the debtor has to pay interest at a higher rate, the Guarantor consents to pay interest at the new interest rate to the Bank accordingly.

2. If King Power Duty Free Co., Ltd. fails to perform the obligations incurred from such transaction under Clause 1 due to whatever reasons, causing the Bank to not receive performance of obligations incurred from such transaction in full and as indicated herein, the Guarantor consents to be liable as a joint debtor for performance of obligations forthwith.

3. If the Bank extends period of performance of obligations to King Power Duty Free Co., Ltd., with or without notifying the Guarantor, it shall be deemed that the Guarantor consents to the same on every occasion and shall not cite such extension as a reason for relieving the Guarantor's liability.

4. In case the debtor is in default of payment, the Guarantor waives the right to demand the Bank to enforce payment from the debtor's property before demanding payment from the Guarantor, without prejudice to the right of the Bank to demand or enter an action against King Power Duty Free Co., Ltd. or the subrogee of rights and duties of King Power Duty Free Co., Ltd., to perform the obligations as the Bank deems appropriate. In this case, if the Bank has not received performance of obligations in full, the Guarantor consents that such action of the Bank shall be deemed for the benefit of the Guarantor, therefore the Guarantor agrees to immediately pay the outstanding amount and shall reimburse all fees and expenses paid by the Bank in this regard, together with interest at a rate of 14.50% p.a., whether the Bank has notified the Guarantor in advance or not and though not demanding or entering an action against the Guarantor jointly with King Power Duty Free Co., Ltd. or the subrogee or rights and duties.

5. This guarantee shall bind the Guarantor completely though it may be cited that King Power Duty Free Co., Ltd. has entered into the said agreement due to misunderstanding or whatsoever, and whether the Guarantor has known of the same or not. The Guarantor shall not be released from liabilities due to the fact that the Bank may have taken any action causing the Guarantor to be unable to subrogate in full or in part of any right, which has been given or may have been given to the Bank prior to or at the time of entering into this Guarantee Contract. The Guarantor agrees to not revoke this Guarantee Contract until the duties and liabilities of King Power Duty Free Co., Ltd. under Clause 1 shall end or until the Guarantor has performed the obligations and the expenses as described above accordingly.

6. As security for compliance with this Guarantee Contract, the Guarantor agrees to personally guarantee for the full amount to Krung Thai Bank Public Company Limited.

7. In this respect, the Bank may exercise the right through the court in enforcing the Guarantor to perform the obligations under this Guarantee Contract, and the Guarantor consents the Bank to enter an action at any civil court in Bangkok Metropolis.

The Guarantor has understood this Guarantee Contract entirely, and hereunder sign his name in the presence of witnesses on the date indicated above.


                                   - Signed -                          Guarantor

                            (Mr. Vichai Raksriaksorn)

                                   - Signed -                          Witness
                            (Mrs. Piyanut Sriphichit)


                                   - Signed -                          Witness
                        (Mrs. Bunraksa Khongratanasombun)

                               Guarantee Contract

           Made at Krung Thai Bank Public Company Limited Head Office

                                13 September 2001

I, Mr. Viratana Suntaranond, aged 60 years, residing at No. 96/2, Village No. 4, Anusawari Sub-district, Bang Khen District, Bangkok Metropolis, hereinafter called the "Guarantor," agree to make this contract with Krung Thai Bank Public Company Limited, hereinafter called the "Bank" as evidence that :

1. Whereas the Bank has granted credit facilities to King Power Duty Free Co., Ltd. in the form of Letter of Credit and Trust Receipt for Baht 150,000,000.00 (One Hundred and Fifty Million Baht). The Guarantor consents to guarantee performance of obligations incurred according to the application for opening of Letter of Credit and Trust Receipt, together with interest at a rate of 14.50% p.a., to the Bank until the Bank has received performance of obligations in full. In case the debtor has to pay interest at a higher rate, the Guarantor consents to pay interest at the new interest rate to the Bank accordingly.

2. If King Power Duty Free Co., Ltd. fails to perform the obligations incurred from such transaction under Clause 1 due to whatever reasons, causing the Bank to not receive performance of obligations incurred from such transaction in full and as indicated herein, the Guarantor consents to be liable as a joint debtor for performance of obligations forthwith.

3. If the Bank extends period of performance of obligations to King Power Duty Free Co., Ltd., with or without notifying the Guarantor, it shall be deemed that the Guarantor consents to the same on every occasion and shall not cite such extension as a reason for relieving the Guarantor's liability.

4. In case the debtor is in default of payment, the Guarantor waives the right to demand the Bank to enforce payment from the debtor's property before demanding payment from the Guarantor, without prejudice to the right of the Bank to demand or enter an action against King Power Duty Free Co., Ltd. or the subrogee of rights and duties of King Power Duty Free Co., Ltd., to perform the obligations as the Bank deems appropriate. In this case, if the Bank has not received performance of obligations in full, the Guarantor consents that such action of the Bank shall be deemed for the benefit of the Guarantor, therefore the Guarantor agrees to immediately pay the outstanding amount and shall reimburse all fees and expenses paid by the Bank in this regard, together with interest at a rate of 14.50% p.a., whether the Bank has notified the Guarantor in advance or not and though not demanding or entering an action against the Guarantor jointly with King Power Duty Free Co., Ltd. or the subrogee or rights and duties.

5. This guarantee shall bind the Guarantor completely though it may be cited that King Power Duty Free Co., Ltd. has entered into the said agreement due to misunderstanding or whatsoever, and whether the Guarantor has known of the same or not. The Guarantor shall not be released from liabilities due to the fact that the Bank may have taken any action causing the Guarantor to be unable to subrogate in full or in part of any right, which has been given or may have been given to the Bank prior to or at the time of entering into this Guarantee Contract. The Guarantor agrees to not revoke this Guarantee Contract until the duties and liabilities of King Power Duty Free Co., Ltd. under Clause 1 shall end or until the Guarantor has performed the obligations and the expenses as described above accordingly.

6. As security for compliance with this Guarantee Contract, the Guarantor agrees to personally guarantee for the full amount to Krung Thai Bank Public Company Limited.

7. In this respect, the Bank may exercise the right through the court in enforcing the Guarantor to perform the obligations under this Guarantee Contract, and the Guarantor consents the Bank to enter an action at any civil court in Bangkok.

The Guarantor has understood this Guarantee Contract entirely, and hereunder sign his name in the presence of witnesses on the date indicated above.


                                   - Signed -                          Guarantor
                           (Mr. Viratana Suntaranond)

                                   - Signed -                          Witness
                            (Mrs. Piyanut Sriphichit)


                                   - Signed -                          Witness
                        (Mrs. Bunraksa Khongratanasombun)

                               Guarantee Contract

           Made at Krung Thai Bank Public Company Limited Head Office

                                13 September 2001

We, King Power International Co. Ltd., with offices at the 26th and 27th Floor, Siam Tower, No. 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, hereinafter called the "Guarantor," agree to make this contract with Krung Thai Bank Public Company Limited, hereinafter called the "Bank" as evidence that :

1. Whereas the Bank has granted credit facilities to King Power Duty Free Co., Ltd. in the form of Letter of Credit and Trust Receipt for Baht 150,000,000.00 (One Hundred and Fifty Million Baht). The Guarantor consents to guarantee performance of obligations incurred according to the application for opening of Letter of Credit and Trust Receipt, together with interest at a rate of 14.50% p.a., to the Bank until the Bank has received performance of obligations in full. In case the debtor has to pay interest at a higher rate, the Guarantor consents to pay interest at the new interest rate to the Bank accordingly.

2. If King Power Duty Free Co., Ltd. fails to perform the obligations incurred from such transaction under Clause 1 due to whatever reasons, causing the Bank to not receive performance of obligations incurred from such transaction in full and as indicated herein, the Guarantor consents to be liable as a joint debtor for performance of obligations forthwith.

3. If the Bank extends period of performance of obligations to King Power Duty Free Co., Ltd., with or without notifying the Guarantor, it shall be deemed that the Guarantor consents to the same on every occasion and shall not cite such extension as a reason for relieving the Guarantor's liability.

4. In case the debtor is in default of payment, the Guarantor waives the right to demand the Bank to enforce payment from the debtor's property before demanding payment from the Guarantor, without prejudice to the right of the Bank to demand or enter an action against King Power Duty Free Co., Ltd. or the subrogee of rights and duties of King Power Duty Free Co., Ltd., to perform the obligations as the Bank deems appropriate. In this case, if the Bank has not received performance of obligations in full, the Guarantor consents that such action of the Bank shall be deemed for the benefit of the Guarantor, therefore the Guarantor agrees to immediately pay the outstanding amount and shall reimburse all fees and expenses paid by the Bank in this regard, together with interest at a rate of 14.50% p.a., whether the Bank has notified the Guarantor in advance or not and though not demanding or entering an action against the Guarantor jointly with King Power Duty Free Co., Ltd. or the subrogee or rights and duties.

5. This guarantee shall bind the Guarantor completely though it may be cited that King Power Duty Free Co., Ltd. has entered into the said agreement due to misunderstanding or whatsoever, and whether the Guarantor has known of the same or not. The Guarantor shall not be released from liabilities due to the fact that the Bank may have taken any action causing the Guarantor to be unable to subrogate in full or in part of any right, which has been given or may have been given to the Bank prior to or at the time of entering into this Guarantee Contract. The Guarantor agrees to not revoke this Guarantee Contract until the duties and liabilities of King Power Duty Free Co., Ltd. under Clause 1 shall end or until the Guarantor has performed the obligations and the expenses as described above accordingly.

6. As security for compliance with this Guarantee Contract, the Guarantor agrees to personally guarantee for the full amount to Krung Thai Bank Public Company Limited.

7. In this respect, the Bank may exercise the right through the court in enforcing the Guarantor to perform the obligations under this Guarantee Contract, and the Guarantor consents the Bank to enter an action at any civil court in Bangkok.

The Guarantor has understood this Guarantee Contract entirely, and hereunder sign his name in the presence of witnesses on the date indicated above.


(Company Seal Affixed)             - Signed -                          Guarantor
                       (King Power International Co. Ltd.)

                                   - Signed -                          Witness
                            (Mrs. Piyanut Sriphichit)


                                   - Signed -                          Witness
                        (Mrs. Bunraksa Khongratanasombun)